Exhibit 99.1

News Release

Press contact:	Investor Relations contact:
Nicole Alexander	Sidney E. Anderson
+1.316.676.3212	+1.316.676.8014
nicole_alexander@hawkerbeechcraft.com www.hawkerbeechcraft.com

Hawker Beechcraft Acquisition Company, LLC Reports First Quarter 2009 Financial Results

WICHITA, Kan. (April 16, 2009) – Hawker Beechcraft Acquisition Company, LLC (HBAC) reported lower net sales and an increased operating loss for the three months ending March 29, 2009, compared to the same period in 2008 as a result of fewer commercial aircraft deliveries and charges associated with work force reductions and used aircraft valuations. However, net income was higher during the first quarter of 2009 compared to the first quarter of 2008 as a result of gains realized on the previously disclosed repurchase of the Company’s debt securities.

Net sales for the three months ending March 29, 2009, were $537.6 million, a decrease of $38.9 million compared to the same period in 2008. Business and general aviation aircraft deliveries were impacted by the deterioration in the overall economy and totaled 57 for the quarter, compared to 72 for the first quarter of 2008. The Company delivered 15 business jet, 29 turboprop and 13 piston aircraft during the three months ending March 29, 2009. Additional detail regarding aircraft deliveries is included in the Appendix.

Operating loss for the three months ending March 29, 2009, was $41.2 million, compared to a loss of $1.5 million for the same period in 2008, and was impacted by the reduced business and general aircraft deliveries, as well as a $13.6 million charge to reflect the estimated severance costs related to the work force reductions announced during the quarter. During the first quarter of 2009, the Company also recorded a $25.3 million charge to reduce the carrying value of used aircraft inventory to reflect current market values. The first quarter of 2008 was impacted by an $18.4 million charge related to early production Hawker 4000 units.

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Hawker Beechcraft Acquisition Company, LLC Reports First Quarter 2009 Financial Results – Page 2

Despite the increased operating loss, the Company recorded net after-tax income for the three months ending March 29, 2009, of $66.9 million, compared to a net after-tax loss of $31.3 million for the same period in 2008. During the first quarter of 2009, the Company recorded a $177.0 net gain on the repurchase, at a significant discount, of $222.0 million of its debt securities.

Operating cash flow consumed during the three months ending March 29, 2009, was $171.2 million, compared to $181.9 million for the same period of 2008, and was impacted by increased inventory levels associated with the reduced aircraft delivery volumes as well as reductions in customer deposits associated with a decline in new orders. Operating cash flow during the first quarter of 2008 was impacted by the ramp up in aircraft production rates at that time.

On March 29, 2009, the Company had $72.3 million in cash and cash equivalents and its revolving credit facility was undrawn. The Company believes that its cash on hand, anticipated cash from operations and available liquidity under its revolving credit facility will be sufficient to meet its cash requirements for the next 12 months.

Backlog was $7.3 billion on March 29, 2009, compared to $7.6 billion on December 31, 2008, and $6.8 billion on March 30, 2008. As a result of the general economic uncertainty, the Company continues to anticipate declining backlog in 2009.

On April 14, 2009, the Company notified its employees of likely further reductions in production volumes and in the size of its work force. The extent of the reductions is not yet quantified; however, the Company anticipates concluding its analysis of the necessary actions in the coming weeks.

Segment Results

Business and General Aviation Aircraft

The Business and General Aviation segment recorded sales of $376.5 million and an operating loss of $60.2 million for the three months ending March 29, 2009, compared to sales of $425.0 million and an operating loss of $24.5 million during the comparable period in 2008. The first quarter 2009 results were impacted by the reduced aircraft delivery volume, the charge

Hawker Beechcraft Acquisition Company, LLC Reports First Quarter 2009 Financial Results – Page 3

recorded to reduce used aircraft values to current market value and a significant portion of the severance cost associated with work force reductions announced during the quarter. The Company also recorded a $16.8 million charge during the quarter related to mark-to-market adjustments on foreign currency forward contracts that are no longer designated as cash flow hedges because the previously underlying purchase volumes are no longer expected to occur.

Trainer Aircraft

Sales in the Trainer Aircraft segment are principally comprised of revenue on the Joint Primary Aircraft Training System (JPATS) contract. The segment recorded sales of $80.8 million and operating income of $0.9 million during the three months ending March 29, 2009, compared to sales of $77.3 million and operating income of $4.3 million in the comparable period in 2008. The segment’s operating results for the first quarter of 2009 included higher research and development cost in support of derivative trainer aircraft programs. In addition, the first quarter 2008 results included a favorable adjustment of $2.2 million related to updated estimates on the JPATS program. Deliveries of T-6A aircraft resumed during the first quarter of 2009 following resolution of a quality issue with a supplier’s component. The Company delivered 29 trainer aircraft during the three months ending March 29, 2009, compared to 17 in the comparable period in 2008.

Customer Support

The Customer Support segment recorded sales of $103.8 million and operating income of $18.1 million during the three months ending March 29, 2009, compared to sales of $137.7 million and operating income of $18.8 million in the comparable period in 2008. The segment was impacted by a reduction in sales as a result of the sale of its fuel and line operations in late 2008. Operating income was favorably impacted by continued efficiencies within its parts distribution operation.

The Appendix also includes the presentation of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA), non-GAAP measures the Company believes are useful in evaluating the ability of issuers of “high-yield” securities to meet their debt service obligations. These measures are not intended as a substitute for results reported under GAAP and have been reconciled to the closest GAAP measure, Income Before Tax, in the Appendix. They also do not contain all of the adjustments necessary to reflect EBITDA as defined in the Company’s debt agreements.

Hawker Beechcraft Acquisition Company, LLC Reports First Quarter 2009 Financial Results – Page 4

The Company intends to file its Quarterly Report on Form 10-Q with the Securities and Exchange Commission on or about May 4, 2009. At that time, the Form 10-Q will be available on the Company’s Web site at www.hawkerbeechcraft.com.

Earnings Conference Call:

HBAC’s earnings results conference call for the three months ending March 29, 2009, will be held Wednesday, May 6, 2009, at 9 a.m. CDT. To attend, register at https://cossprereg.btci.com/prereg/key.process?key=PH4TFVWTT . Once you register, you will be provided with dial-in numbers and pass codes needed to join the conference call. A recording of the earnings call will be posted to the Company’s Web site on the afternoon of May 6, 2009, and will be available for 45 days.

Hawker Beechcraft Corporation is a world-leading manufacturer of business, special mission and trainer aircraft – designing, marketing and supporting aviation products and services for businesses, governments and individuals worldwide. The company’s headquarters and major facilities are located in Wichita, Kan., with operations in Salina, Kan.; Little Rock, Ark.; Chester, England, U.K.; and Chihuahua, Mexico. The company leads the industry with a global network of more than 100 factory-owned and authorized service centers. For more information, visit www.hawkerbeechcraft.com.

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This release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, including statements that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements are based on management’s assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors. They are not guarantees of future performance, and actual results may differ significantly from those envisaged by our forward-looking statements. Among the factors that could cause actual results to differ materially from those described or implied in the forward-looking statements are general business and economic conditions, production delays resulting from lack of regulatory certifications and other factors, competition in our existing and future markets, lack of market acceptance of our products and services, the substantial leverage and debt service resulting from our indebtedness, loss or retirement of key executives and other risks disclosed in our filings with the Securities and Exchange Commission.

Hawker Beechcraft Acquisition Company, LLC Reports First Quarter 2009 Financial Results – Page 5

Appendix

Hawker Beechcraft Acquisition Company, LLC

Consolidated Statements of Operations (Unaudited)

(In millions)

	Three Months Ended March 29, 2009	Three Months Ended March 30, 2008
Sales:
Aircraft and parts	$499.1	$531.5
Services	38.5	45.0

Total sales	537.6	576.5

Cost of sales:
Aircraft and parts	451.3	453.8
Services	33.3	38.9

Total cost of sales	484.6	492.7

Gross profit	53.0	83.8

Restructuring expenses	13.6	—
Selling, general and administrative expenses	52.5	59.4
Research and development expenses	28.1	25.9

Operating loss	(41.2)	(1.5)

Interest expense	45.4	47.6
Interest income	(0.5)	—
Gain on debt repurchase, net	(177.0)	—
Other (income) expense, net	(0.7)	0.2

Non-operating (income) expense, net	(132.8)	47.8

Income (loss) before taxes	91.6	(49.3)

Provision for (benefit from) income taxes	24.7	(18.0)

Net income (loss)	$66.9	$(31.3)

Hawker Beechcraft Acquisition Company, LLC Reports First Quarter 2009 Financial Results – Page 6

Hawker Beechcraft Acquisition Company, LLC

Consolidated Statements of Financial Position (Unaudited)

(In millions)

	As of March 29, 2009	As of December 31, 2008
Assets
Current assets
Cash and cash equivalents	$72.3	$377.6
Accounts and notes receivable, net	97.4	103.0
Unbilled revenue	47.2	35.9
Inventories, net	1,900.9	1,782.3
Prepaid expenses and other current assets	19.0	32.5

Total current assets	2,136.8	2,331.3

Property, plant and equipment, net	627.7	641.8
Goodwill	599.6	599.6
Intangible assets, net	1,031.5	1,049.5
Non-current deferred income tax asset, net	—	7.5
Other assets, net	59.7	65.4

Total assets	$4,455.3	$4,695.1

Liabilities and Equity
Current liabilities
Notes payable and current portion of long-term debt	$92.4	$126.6
Advance payments and billings in excess of costs incurred	508.1	507.4
Accounts payable	313.2	404.3
Accrued salaries and wages	54.1	56.6
Current deferred income tax liability, net	29.8	29.2
Accrued interest payable	49.8	25.9
Other accrued expenses	266.9	280.3

Total current liabilities	1,314.3	1,430.3

Long-term debt	2,142.2	2,364.2
Accrued retiree benefits and other long-term liabilities	443.0	450.9
Non-current deferred income tax liability, net	12.8	—

Total liabilities	3,912.3	4,245.4

Paid-in capital	997.3	996.8
Accumulated other comprehensive loss	(382.1)	(408.0)
Retained deficit	(72.2)	(139.1)

Total equity	543.0	449.7

Total liabilities and equity	$4,455.3	$4,695.1

Hawker Beechcraft Acquisition Company, LLC Reports First Quarter 2009 Financial Results – Page 7

Hawker Beechcraft Acquisition Company, LLC

Consolidated Statements of Cash Flow (Unaudited)

(In millions)

	Three Months Ended March 29, 2009	Three Months Ended March 30, 2008
Cash flows from operating activities:
Net income (loss)	$66.9	$(31.3)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	22.9	21.7
Amortization of intangible assets	18.4	17.1
Amortization of debt issuance costs	2.4	2.4
Amortization of deferred compensation	0.1	1.5
Stock-based compensation	0.5	3.3
Current and deferred income taxes	27.3	(19.2)
Gain on repurchase of long-term debt, net of write-off of debt issuance costs	(177.0)	—

Changes in assets and liabilities:
Accounts receivable, net	5.6	9.5
Unbilled revenue, advanced payments and billings in excess of costs incurred	(10.6)	23.3
Inventories, net	(69.4)	(224.6)
Prepaid expenses and other current assets	13.1	(1.6)
Accounts payable	(91.1)	(7.6)
Accrued salaries and wages	(2.5)	(7.3)
Other accrued expenses	5.1	33.5
Pension and other changes, net	17.9	0.4
Income taxes payable	(0.8)	(3.0)

Net cash used in operating activities	(171.2)	(181.9)

Cash flows from investing activities:
Expenditures for property, plant and equipment	(12.3)	(10.1)
Additions to computer software	(0.4)	(0.8)
Proceeds from sale of property, plant and equipment	0.3	—

Net cash used in investing activities	(12.4)	(10.9)

Cash flows from financing activities:
Payment of notes payable	(80.2)	(42.3)
Debt repurchase	(41.0)	—

Net cash used in financing activities	(121.2)	(42.3)

Effect of exchange rates on cash and cash equivalents	(0.5)	0.1

Net decrease in cash and cash equivalents	(305.3)	(235.0)
Cash and cash equivalents at beginning of period	377.6	569.5

Cash and cash equivalents at end of period	$72.3	$334.5

Supplemental Disclosures:
Cash paid for interest	$8.9	$—
Cash paid for income taxes	0.8	—
Net non-cash transfers to (from) property, plant and equipment	(3.2)	20.3
Inventories acquired through issuance of notes	46.0	46.7

Hawker Beechcraft Acquisition Company, LLC Reports First Quarter 2009 Financial Results – Page 8

Hawker Beechcraft Acquisition Company, LLC

Segment Results (Unaudited)

(In millions)

	Three Months Ended March 29, 2009	Three Months Ended March 30, 2008
Sales
Business and General Aviation	$376.5	$425.0
Trainer Aircraft	80.8	77.3
Customer Support	103.8	137.7
Eliminations	(23.5)	(63.5)

Total	$537.6	$576.5

Operating (Loss) Income
Business and General Aviation	$(60.2)	$(24.5)
Trainer Aircraft	0.9	4.3
Customer Support	18.1	18.8
Eliminations	0.0	(0.1)

Total	$(41.2)	$(1.5)

Hawker Beechcraft Acquisition Company, LLC

Aircraft Delivery Units

	Three Months Ended March 29, 2009	Three Months Ended March 30, 2008
Business and General Aviation
New Aircraft Deliveries
Hawker 4000	1	—
Hawker 900XP	5	6
Hawker 800XP/850XP	1	2
Hawker 750	5	—
Hawker 400XP	—	3
Premier	3	9
King Airs	29	29
Pistons	13	23

Business & General Aviation Total	57	72

T-6	29	17

Total Deliveries	86	89

Hawker Beechcraft Acquisition Company, LLC Reports First Quarter 2009 Financial Results – Page 9

Hawker Beechcraft Acquisition Company, LLC

Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA)

Trailing Four Quarters For The Period Ended March 29, 2009

(In millions)

		Quarter Ended
	Trailing 12 Months	March 29, 2009	December 31, 2008	September 28, 2008	June 29, 2008
Income (loss) before income taxes	$81.4	$91.6	$(17.9)	$(31.6)	$39.3
Interest expense, net	194.7	44.9	54.9	48.0	$46.9

Operating income adjustments:
Depreciation and amortization	161.5	41.3	41.1	39.7	39.4

EBITDA	$437.6	$177.8	$78.1	$56.1	$125.6

Adjustments to EBITDA:
Transition expenses to establish services previously performed by Raytheon Company	(0.1)	—	(0.1)	—	—
Exclude income statement impact of inventory step-up resulting from purchase accounting	6.8	—	2.3	0.8	3.7
Exclude loss recognized on derivative instruments related to ineffective hedge activity	36.2	16.8	19.4	—	—
Exclude severance costs recorded during the period	14.6	13.6	1.0	—	—
Exclude gain on debt repurchase	(177.0)	(177.0)	—	—	—
Exclude non-cash stock-based and deferred compensation	4.2	(0.5)	1.7	(0.8)	3.8

Adjusted EBITDA	$322.3	$30.7	$102.4	$56.1	$133.1

Adjusted EBITDA is a non-GAAP financial measure that is useful in evaluating the ability of issuers of "high-yield" securities to meet their debt service obligations. It is not intended as a substitute for an evaluation of our results as reported under GAAP and is presented for informational purposes only.